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                                                                    EXHIBIT 10.3

(Multicurrency-Cross Border)


                                ISDA (R)

                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                          dated as of_______________


--------------------------------- and ---------------------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting. If on any date amounts would otherwise be payable:--

     (i)  in the same currency: and

     (ii) in respect of the same Transaction.

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1)  promptly notify the other party ("Y") of such requirement:

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (i) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii)  Liability. If:--

           (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

           (2)  X does not so deduct or withhold; and

           (3) a liability resulting from such Tax is assessed directly against X.

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)  Absence of Certain Events. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation:

     (ii)  any other documents specified in the Schedule or any Confirmation:
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification.

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it, if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period):

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger): (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due: (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors:
            (4) Institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof: (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets: (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter, (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive): or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fails to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:-

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

           (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

           (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another equity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii)  Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an illegality under Section 5(b)(i)(l) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)  Right to Terminate. If:--

           (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

           (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party.

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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          continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)       Effect of Designation.

          (i)  If notice designating an Early Termination Date is given under
          Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

          (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)       Calculations.

          (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

          (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

          (i) Events of Default. If the Early Termination Date results from an Event of Default:--

               (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

      Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party: if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party: if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:-

      (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

      (2)  Two Affected Parties. If there are two Affected Parties:-

           (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

           (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

      If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement): and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgement being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Conformation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii)  if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received.

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, as the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting References Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination ) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


-------------------------------------    --------------------------------------
          (Name of Party)                           (Name of Party)

By:----------------------------------    By:-----------------------------------
   Name:                                    Name:
   Title:                                   Title:
   Date:                                    Date:

                                                             Draft: 9 March 2000



                        Series 2000-1G Medallion Trust
                             ISDA Master Agreement
                        (Interest Rate Swap Agreement)



                                     Date:



                        Commonwealth Bank of Australia

                                    Party A



                       Perpetual Trustee Company Limited

                                    Party B



                 Securitisation Advisory Services Pty. Limited

                                    Manager



                                  CLAYTON UTZ
                                    Lawyers
                                 Levels 27-35
                             No.1 O'Connell Street
                               SYDNEY NSW 2000
                                   AUSTRALIA


 Liability is limited by the Solicitors Scheme under the Professional Standards
                                  Act 1994 NSW

                                   SCHEDULE

                                    to the

                               MASTER AGREEMENT

                   dated as of                 2000 between


                        Commonwealth Bank of Australia
                                ACN 123 123 124
                                  ("Party A")

                                      and

                       Perpetual Trustee Company Limited
                                ACN 000 001 007
               as trustee of the Series 2000-1G Medallion Trust
                                  ("Party B")

                                      and

        Securitisation Advisory Services Pty. Limited, ACN 064 133 946
                                (the "Manager")

Part 1.   Termination Provisions

(a)       "Specified Entity" in relation to

          (i)  Party A, is not applicable; and

          (ii) Party B, is not applicable.

(b)       "Specified Transaction" means - not applicable.

(c)       (i)  The following provisions of Section 5 will not apply to Party A:

               Section 5(a)(ii)     Section 5(a)(v)       Section 5(a)(viii)         Section 5(b)(iv)
               Section 5(a)(iii)    Section 5(a)(vi)      Section 5(b)(ii)
               Section 5(a)(iv)     Section 5(a)(vii)     Section 5(b)(iii)

          (ii) The following provisions of Section 5 will not apply to Party B:

               Section 5(a)(ii)     Section 5(a)(v)       Section 5(a)(viii)         Section 5(b)(iv)
               Section 5(a)(iii)    Section 5(a)(vi)      Section 5(b)(ii)
               Section 5(a)(iv)     Section 5(a)(vii)     Section 5(b)(iii)

(d) The "Automatic Early Termination" provisions of Section 6(a) will not apply.

                                                                              1.

(e)     Payments on Early Termination. For the purpose of Section 6(e) of this
        Agreement:

        (i)    A.   in respect of the Basis Swap, Loss will apply;

               B. in respect of the Fixed Rate Swap and the Interest Rate Basis Cap, Market Quotation will apply; and

        (ii)   A.   in respect of the Basis Swap, neither the First Method nor the Second Method will apply; and

               B. in respect of the Fixed Rate Swap and the Interest Rate Basis Cap, the Second Method will apply;

        (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

               "However in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(f)     "Termination Currency" means Australian dollars.

(g) Additional Termination Event. The following is an Additional Termination Event in relation to which Party B is the only Affected Party and the Basis Swap is the only Affected Transaction:

        If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swap.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

        (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

        (iii)  the satisfaction of the agreement of the other party contained in
               Section 4(d) of this Agreement,

        provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A will and Party B will make the following representation:

               It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

                                                                              2.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)     Tax forms, documents or certificates to be delivered are:

Party required to deliver     Form/Document/Certificate              Date by which to be
document                                                             delivered
Party A and Party B           Any document or certificate            On the earlier of (a)
                              reasonably required or                 learning that such
                              reasonably requested by a party        document or certificate is
                              in connection with its obligations     required and (b) as soon as
                              to make a payment under this           reasonably practicable
                              Agreement which would enable           following a request by a
                              that party to make the payment         party.
                              free from any deduction or
                              withholding for or on account of
                              Tax or which would reduce the
                              rate at which deduction or
                              withholding for or on account of
                              Tax is applied to that payment.

(b)     Other documents to be delivered are:

Party required            Form/Document/                  Date by which to be        Covered by
to deliver                Certificate                     delivered                  Section 3(d)
document                                                                             Representation
Party A                   A certificate from Party A      On execution and           Yes
                          (or, if available, Party A's    delivery of any
                          current authorised signature    Confirmation unless
                          book) specifying the names,     that certificate has
                          title and specimen              already been
                          signatures of the Authorised    supplied for that
                          Officers of Party A.            purpose and remains
                                                          true and in effect
                                                          and when the list is
                                                          updated or upon request.

Party A, Party B          A legal opinion as to the       At any time prior to       No
and the                   validity and enforceability     the Closing Date.
Manager                   of that party's obligations
                          under this Agreement in
                          form and substance (and
                          issued by legal counsel)
                          reasonably acceptable to the
                          other party.

The Manager               A copy (certified by the        Not less than 5            Yes
                          Manager) of the Credit          Business Days (or
                          Support Document and            such lesser period as
                          (without limiting any           Party A agrees to)
                          obligation Party B may have     before the Trade
                          under the terms of the Credit   Date of the first
                          Support Document to notify      occurring
                          Party A of amendments) a        Transaction and in
                          copy (certified by the          the case of any
                          Manager)                        amending

                                                                              3.

                          of any document                 documents entered
                          that amends in any way the      into subsequent to
                          terms of the Credit Support     that date, promptly
                          Document.                       after each amending
                                                          document (if any)
                                                          has been entered
                                                          into.

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement, the address for notices or communications to a party is the address notified by that party to the other parties for this purpose from time to time.

(b)     Process Agent. For the purpose of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent - Not Applicable

        Party B appoints as its Process Agent - Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this Agreement.

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is the Manager.

(f)     Credit Support Document. Details of any Credit Support Document:

        (i)    in relation to Party A:  Nil;
        (ii)   in relation to Party B:  the Security Trust Deed.

(g)     Credit Support Provider.

        (i)    In relation to Party A:  Not Applicable.
        (ii)   In relation to Party B:  Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

        "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and"

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of the following groups of Transactions:

               Group 1 - all Transactions being swaps
               Group 2 - all Transactions being interest rate options

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

                                                                              4.

Part 5. Other Provisions.

(1)     Payments:  In Section 2:

        (a)    In Section 2(a)(i) add the following sentence:

               "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

        (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

               "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency".

        (c)    Insert a new paragraph (iv) in Section 2(a) immediately after
               Section 2(a)(iii) as follows:

               "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

        (d)    Add the following new sentence to Section 2(b):

               "Each new account so designated will be in the same tax jurisdiction as the original account."

        (e) In Section 2(c) insert the following words at the end of the first paragraph:

                      "Subject to Section 2(f), the aggregate amount that would otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19."

        (f)    Delete Section 2(d)(i)(4) in its entirety.

        (g)    In Section 2(d)(ii)(1) delete the following where they appear:

               "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

        (h)    Insert new Sections 2(f) and 2(g) as follows:

               "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c) in respect of a Fixed Rate Swap, then such amount will, unless otherwise agreed between Party A and Party B, be satisfied in part, or whole, from the then Fixed Rate Prepayment Balance.

               (g)    On each Payment Date that a Fixed Rate Swap is existing:

                      (i) Party B will pay Party A any Net Break Payment determined by the Manager on the preceding Determination Date in accordance with the Series Supplement; and

                      (ii) Party A will pay Party B any Net Break Receipt
                           determined by the Manager on the preceding
                           Determination Date in accordance with the Series Supplement."

                                                                              5.

(2)    Representations:  In Section 3:

       (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

              "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959 (Cth)))."

       (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

              (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also upon the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

              (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

              (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

       (c)    after "Section 3(f)" in line 2 insert "3(g), 3(h) and 3(i)";

       (d) insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

              "(h)   Series Trust: By Party B, in respect of Party B only:

                     (i) Trust Validly Created. The Series Trust has been validly created and is in existence at the date of this Agreement.

                     (ii) Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

                     (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

                     (iv)   Power.  It has power under the Master Trust Deed to:

                            (A) enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Series Trust; and

                            (B) mortgage or charge the Assets of the Series Trust in the manner provided in the Credit Support Document in relation to Party B.

                                                                              6.

                     (v) Good Title. It is the lawful owner of the Assets of the Series Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Series Trust).

       (e) Non Assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support Document specified in relation to Party B.

       (f) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise."

(3) Failure to Pay or Deliver: In Section 5(a)(i) delete the words "third Local" where they appear in line 3 and replace them with the word "tenth".

(4)    Termination:  In Section 6:

       (i)    Add the following sentence at the end of the first paragraph of
              Section 6(b)(ii):

              "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement."

       (ii)   Add the following sentence at the end of the second paragraph of
              Section 6(b)(ii):

              "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement)."

       (iii)  Add the following sentence at the end of the last paragraph of
              Section 6(b)(ii):

              "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer."

       (iv) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)    Facsimile Transmission:  In Section 12:

       (a)    Delete the following words where they appear on lines 2 and 3 of
              Section 12(a):

              "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

       (b)    Replace Section 12(a)(iii) with:

              "(iii) if sent by facsimile transmission, on the date a
                     transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;";

       (c)    Insert a new paragraph (vi) in Section 12(a) immediately after
              Section 12(a)(v) as follows:

                                                                              7.

              "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(6)    Definitions:  In this Agreement, unless the contrary intention appears:

       (a)    Master Trust Deed and Series Supplement:  Subject to Part
              5(6)(h), unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Subject to Part 5(6)(h), where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA Trust, as the context requires.

       (b)    Trustee Capacity:

              (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

              (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph (i) only.

       (c)    Definitions:  in Section 14:

              (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                     ""Affected Transactions" means, with respect to a Termination Event:

                     (a) where an Early Termination Date is designated pursuant to Section 19(a), the Basis Swap; and

                     (b) where an Early Termination Date is designated following the occurrence of any other Termination Event, all Transactions."

                     "Local Business Day" has the same meaning as "Business
                     Day".

              (ii)   insert the following new definitions:

                     "Amounts Outstanding" in relation to a Mortgage Loan means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan System which balance includes amounts which have been charged to the Mortgage Loan but excludes amounts which have been or are, accrued against the Mortgage Loan.

                     "Basis Swap Administered Rate" means, in relation to a Distribution Date, the amount determined in accordance with the following calculation and expressed as a percentage:

                                              BSA
                                 (SII x ------------------) + VCI
                                 (      FRSA + OFRSA + BSA)         365
                          BSAR=  -------------------------------- x ---
                                              BSA                    n

                     where:

                                                                              8.

                     BSAR  =  the Basis Swap Administered Rate for that
                              Distribution Date;

                     SII   =  the Short-Term Investment Income in relation to
                              that Distribution Date;

                     FRSA  =  the Fixed Rate Swap Amount for the Calculation
                              Period ending immediately before that Distribution Date;

                     OFRSA = the Other Fixed Rate Swap Amount for the Calculation Period ending immediately before that Distribution Date;


                     BSA   =  the Basis Swap Amount for the Calculation Period
                              ending immediately before that Distribution Date;

                     VCI   =  the Variable Charged Interest in relation to that
                              Distribution Date; and

                     n     =  the number of days in the Collection Period
                              immediately preceding that Distribution Date.

                     "Basis Swap" means the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Manager).

                     "Basis Swap Amount" in relation to a Calculation Period means the aggregate Amounts Outstanding in relation to all Mortgage Loans being charged a variable rate as at the opening of business on the Determination Date falling within the preceding Calculation Period.

                     "Conversion" means the conversion of a Mortgage Loan forming part of the Assets of the Series Trust which is being charged interest at a variable rate to a Mortgage Loan which is being charged interest at a fixed rate.

                     "Eligible Account" means an account in the name of the Trustee as trustee of the Series Trust held with a financial institution with short term credit ratings of P-1 by Moody's, F-1+ by Fitch IBCA and A-1+ by Standard & Poor's and includes the Collections Account to the extent that the holder of the Collections Account is rated in this manner.

                     "End Date" means the date on which a Mortgage Loan is to cease being charged interest at a fixed rate.

                     "Fixed Charged Interest" in relation to a Distribution Date means the aggregate of all debit entries made during the Collection Period immediately preceding that Distribution Date to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a fixed rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Collection Period to those accounts to the extent paid by the Seller pursuant to clause 15.10 of the Series Supplement and deposited to the Collections Account prior to that Distribution Date).

                     "Fixed Swap Administered Rate" means in relation to a Distribution Date, the amount determined in accordance with the following calculation and expressed as a percentage:

                                           FRSA + OFRSA
                                 (SII x ------------------) + FCI
                                 (      FRSA + OFRSA + BSA)         365
                          FSAR=  -------------------------------- x ---
                                               FRSA                    n

                                                                              9.

                     where:

                     FSAR  =  the Fixed Swap Administered Rate for that
                              Distribution Date;

                     SII   =  the Short Term Investment Income in relation to
                              that Distribution Date;

                     FRSA  =  the Fixed Rate Swap Amount for the Calculation
                              Period ending immediately before that Distribution Date; and

                     OFRSA = the Other Fixed Rate Swap Amount for the Calculation Period ending immediately before that Distribution Date;

                     BSA   =  the Basis Swap Amount for the Calculation Period
                              ending immediately before that Distribution Date;

                     FCI   =  the Fixed Charged Interest in relation to that
                              Distribution Date; and

                     n     =  the number of days in the Collection Period
                              immediately preceding that Distribution Date.

                     "Fixed Rate Prepayment Balance" means the amount then standing to the credit of the Eligible Account in respect of prepayments by Party A pursuant to Sections 17(a)(iii),
                     (d)(i) or (f) and which has not been utilised pursuant to
                     Section 2(f) or repaid to Party A pursuant to Sections 17(d)(ii) or (g).

                     "Fixed Rate Swap Amount" in relation to a Calculation Period means:

                     (a) the aggregate Amounts Outstanding in relation to all Mortgage Loans (excluding Mortgage Loans being charged a variable rate) as at the opening of business on the Determination Date falling within the preceding Calculation Period;

                     (b) less the Other Fixed Rate Swap Amount in relation to that Calculation Period.

                     "Fixed Rate Swap" means the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Manager) and each Transaction entered into pursuant to Section 16.

                     "Fixed Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a fixed rate of interest on that Reset Date, rounded up to four decimal places.

                     "Interest Rate Basis Cap" means the interest rate cap, if any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.

                     "Master Trust Deed" means the Master Trust Deed dated 8 October 1997 between Party B (as Trustee) and the Manager, as amended from time to time.

                     "Other Fixed Rate Swap Amount" in relation to a Calculation Period means the aggregate Amounts Outstanding as at the opening of business on the Determination Date falling within the preceding Calculation Period in respect of each Mortgage Loan where a further Fixed Rate Swap has been

                                                                             10.

                     entered into, and is then current, to hedge the interest rate risk in respect of the Mortgage Loan pursuant to
                     Section 16(b).

                     "Prescribed Rating" means:

                     (a) in respect of the Fixed Rate Swaps, a long term rating of A2 or higher by Moody's, a short term rating of F1 + by Fitch IBCA and either a long term rating of AA- or a short term rating of A-1+ by S&P; and

                     (b) in respect of the Basis Swap, short term ratings of P-1 by Moody's and F1+ by Fitch IBCA and either a long term rating of AA- or a short term rating of A-1+ by S&P.

                     "Series Supplement" means the Series Supplement dated on or about the date of this Agreement between Party A, Party B and the Manager.

                     "Series Trust" means the Series 2000-1G Medallion Trust constituted by the Master Trust Deed and the Series Supplement.

                     "Short-Term Investment Income" in relation to a Distribution Date means interest and other income received by the Trustee during the Collection Period immediately preceding that Distribution Date in respect of:

                     (a) the moneys standing to the credit of the Collections Account (other than interest earned on the Collections Account during the Collections Period in respect of the Cash Advance Deposit, the Seller Deposit or the Interest Rate Swap Provider Deposit as calculated, respectively, in accordance with clauses 8.6, 15.5 and 8.8 of the Series
                            Supplement);

                     (b) amounts representing interest paid by the Servicer pursuant to clause 22.5 of the Series Supplement; and

                     (c) Authorised Short-Term Investments held by the Series Trust (whether or not reinvested).

                     "Variable Charged Interest" in relation to a Distribution Date means the aggregate of all debit entries made during the Collection Period immediately preceding that Distribution Date to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a variable rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Collection Period to those accounts to the extent paid by the Seller pursuant to clause 15.10 of the Series Supplement and deposited to the Collections Account prior to that Distribution Date).

                     "Variable Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a variable interest rate on that Reset Date, rounded up to four decimal places.

                     "Weighted Margin" in relation to a Distribution Date means the amount, expressed as a percentage, determined by the following calculation:


    (CA1       )   (CA2       )   (CB       )   (RB       )   (SR       )
WM =(--- x CA1M) + (--- x CA2M) + (--- x CBM) + (--- x RBM) + (--- x SRM)
    (TSA       )   (TSA       )   (TSA      )   (TSA      )   (TSA      )

                                                                             11.

                     where:

                     WM    =  the Weighted Margin;

                     CA1   =  the A$ Equivalent of the aggregate Stated Amounts
                              of the Class A-1 Notes on the Determination Date immediately preceding that Distribution Date;

                     CA1M  =  the Spread specified in paragraph 5.2 of the
                              confirmations for the Class A-1 Currency Swaps on that Distribution Date;

                     CA2   =  the aggregate of the Stated Amounts of the
                              Class A-2 Notes on the Determination Date immediately preceding that Distribution Date;

                     CA2M  =  the Issue Margin in respect of the Class A-2 Notes during the Accrual Period ending immediately prior to that Distribution Date;

                     CB    =  the aggregate of the Stated Amounts of the Class B
                              Notes on the Determination Date immediately preceding that Distribution Date;

                     CBA   =  the Issue Margin in respect of the Class B Notes;

                     RB    =  the aggregate of the Stated Amounts of the Redraw
                              Bonds on the Determination Date immediately preceding that Distribution Date;

                     RBM   =  the weighted average of the Issue Margins in
                              respect of the Redraw Bonds outstanding on the Determination Date immediately prior to that Distribution Date during the Accrual Period ending immediately prior to that Distribution Date (based on the Stated Amounts of those Redraw Bonds);

                     SR    =  the Standby Redraw Facility Principal on the
                              Determination Date immediately preceding that
                              Distribution Date; and

                     SRM   =  the Drawdown Margin as defined in the Standby
                              Redraw Facility Agreement.

                     TSA   =  the sum of CA1, CA2, CB, RB and SR.

       (d)    Interpretation:

              (i)    references to time are references to Sydney time;

              (ii) a reference to "wilful default" in relation to Party B means, subject to Part 5(6)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                     A.    1) arises as a result of a breach of a Transaction
                              Document by a person other than Party B or other than any other person referred to in Part 5(6)(d)(iii); and

                           2) the performance of the action (the non-performance
                              of which gave rise to such breach) is a
                              precondition to Party B performing the said obligation;

                     B. is in accordance with a lawful court order or direction or is otherwise required by law; or

                                                                             12.

                     C. is in accordance with any proper instruction or direction of:

                            (i) the Secured Creditors given at a meeting (or deemed meeting) of Secured Creditors convened under the Security Trust Deed; or

                            (ii) the Investors given at a meeting convened under the Master Trust Deed;

              (iii) a reference to the "fraud", "negligence" or "wilful default" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

              (iv) a reference to "neither party" will be construed as a reference to "no party"; and

              (v) a reference to "other party" will be construed as a reference to "other parties".

       (e) ISDA Definitions: The 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as published by ISDA) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

       (f) Inconsistency: Subject to Part 5(6)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

              (i)    any Confirmation;
              (ii)   the Series Supplement;
              (iii)  the Master Trust Deed;
              (iv)   this Agreement; and
              (v)    the 1991 ISDA Definitions.

       (g)    Swap Transaction: Any reference to a:

              (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

              (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

       (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)    Limitation of Liability: Insert the following Section 15, after Section
       14:

       "15.  Party B's Limitation of Liability

       (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred

                                                                             13.

              by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

       (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

       (c) (Breach of Trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

       (d) (Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this
              Section 15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

       (e)    No Obligation

              (i) (Obligations under this Agreement or any Transaction Document): The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document unless the Trustee's liability is limited in the manner which is consistent with this Section
                     15. The Trustee agrees and acknowledges that its liability for any commitment or obligation it has entered into under this Agreement is limited in a manner which is consistent with this Section 15.

              (ii) (Obligations not contained in this Agreement or any Transaction Document): The Trustee is not obliged to enter into any commitment or obligation contemplated by but not contained in this Agreement or any Transaction Document unless the Trustee's liability in relation to that commitment or obligation is limited in a manner satisfactory to the Trustee in its absolute discretion.

(8) Quarterly Swap Statement: Prior to each Distribution Date the Manager will prepare and deliver to Party A and Party B a quarterly payment notice containing the information specified in Annexure 3 of this Agreement.

(9) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each

                                                                             14.

       Transaction or other dealing which occurs under or is contemplated by it.

(10) Interest Rate Swap Agreement: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an Interest Rate Swap Agreement and Party A is an Interest Rate Swap Provider.

(11)   Procedures for Entering into Transactions

       (a) For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager two Confirmations substantially in the form set out in Annexure 1 and 2 respectively (or in such other form as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

       (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(12) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)   Recorded Conversations:  Each party:

       (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

       (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

       (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

       (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14) Further Fixed Rate Swaps and Downgrading of Party A: Insert the following new Sections 16, 17, 18 and 19 after Section 15:

       "16.   Further Fixed Rate Swaps

              (a) If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party B) to enter into a Fixed Rate Swap in accordance with this Section 16 for a maximum term not exceeding 10 years, Party B and the Manager will be deemed to have satisfied their respective obligations to enter into such Fixed Rate Swap if the calculation of the Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts Outstanding in relation to the Mortgage Loans the subject of the Conversion.

              (b) If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a Conversion, each such further Fixed Rate Swap must:

                     (i) (Notional Amount): have a Notional Amount for each Calculation Period at least equal to the aggregate Amounts Outstanding as at

                                                                             15.

                            the first day of the relevant Calculation Period in relation to the Mortgage Loans the subject of the Conversion which have the same fixed rate and End Date;

                     (ii) (Effective Date): have as an Effective Date the Distribution Date immediately following the last day of the Collection Period in which the Conversion occurs;

                     (iii) (Termination Date): have a scheduled Termination Date on or prior to the tenth anniversary of its Trade Date unless the Rating Agencies confirm that entering into the Fixed Rate Swap for a longer period will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; and

                     (iv) (Confirmation): in all other respects be confirmed as a Fixed Rate Swap in accordance with this Agreement and the sample Confirmation for Fixed Rate Swaps set out in Annexure 2 to this Agreement.

              The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be []% per annum.

       17.    Ratings Downgrade of Party A - Fixed Rate Swaps:

              (a) (Downgrade): If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in relation to the Fixed Rate Swaps, Party A must:

                     (i) within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has a short term credit rating of A-1 or a long term credit rating of A- by S&P and a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F1 by Fitch IBCA; or

                     (ii) otherwise, and if sooner, within 5 Business Days of Party A ceasing to have a short term credit rating of at least A-1 or a long term credit rating of at least A- by S&P or ceasing to have a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F1 by Fitch IBCA;

                     (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

                     (iii) provided that Party A then has assigned to it a short term credit rating of at least A-1 or a long term credit rating of at least A-by S&P and a short term credit rating of at least F1 by Fitch IBCA, lodge in an Eligible Account as a prepayment of its obligations in respect of the Fixed Rate Swaps an amount equal to the Fixed Rate Prepayment Amount as defined in Section 17(b); or

                     (iv) enter into an agreement novating its rights and obligations under this Agreement in respect of the Fixed Rate Swaps to a replacement counterparty acceptable to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; or

                     (v) enter into such other arrangements in respect of all Fixed Rate Swaps which are satisfactory to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

                                                                             16.

                     Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(17)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(17)(a) (but will not be entitled to any additional grace period in relation to such a variation).

              (b)    (Fixed Rate Prepayment Amount): For the purpose of this
                     Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

                     (i)    zero;

                     (ii)   CR; and

                     (ii) an amount acceptable to Moody's and Fitch IBCA and sufficient to maintain the credit ratings assigned to the Securities by Moody's and Fitch IBCA immediately prior to the review of Party A's credit rating.

                     Where:

                                           CR = MM + V

                     MM means the aggregate of the mark-to-market value (whether positive or negative) of all Fixed Rate Swaps determined in accordance with Section 17(c) no earlier than 3 Business Days prior to the date that the Fixed Rate Prepayment Amount is lodged.

                     V means the volatility buffer, being the value calculated by multiplying the aggregate Notional Amounts (as defined in the relevant Confirmations) of the Fixed Rate Swaps at the most recent Distribution Date by the relevant percentage obtained from the following table:

---------------------------------------------------------------------------------------------------------------
Party A's S&P        Where the period           Where the period              Where the period
long term credit     between the date of        between the date of           between the date of
rating               recalculation and the      recalculation and the         recalculation and the
                     weighted average of        weighted average of the       weighted average of the
                     the maturity dates of      maturity dates of the         maturity dates of the
                     the then fixed rate        then fixed rate periods in    then fixed rate periods
                     periods in respect of      respect of Mortgage           in respect of Mortgage
                     Mortgage Loans             Loans forming part of         Loans forming part of
                     forming part of the        the Assets of the Series      the Assets of the Series
                     Assets of the Series       Trust which are charged       Trust which are charged
                     Trust which are            a fixed rate of interest is   a fixed rate of interest is
                     charged a fixed rate of    greater than 5 years and      greater than 10 years
                     interest is less than or   less than or equal to 10
                     equal to 5 years           years
---------------------------------------------------------------------------------------------------------------
A+                   1.05                       1.75                          3.0
---------------------------------------------------------------------------------------------------------------
A                    1.35                       2.45                          4.5
---------------------------------------------------------------------------------------------------------------
A-                   1.5                        3.15                          6
---------------------------------------------------------------------------------------------------------------

              (c) (Mark to Market Value): Party A must calculate the mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide the Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

              (d) (Weekly Recalculation): Party A must recalculate the Fixed Rate Prepayment Amount (including the CR and the mark-to-market value) on a weekly basis. If:

                                                                             17.

                     (i) the recalculated Fixed Rate Prepayment Amount is greater than the immediately preceding Fixed Rate Prepayment Amount, Party A must make an additional prepayment in accordance with Section 17(a)(iii) within 3 Business Days of such recalculation so that the Fixed Rate Prepayment Balance equals the recalculated Fixed Rate Prepayment Amount; or

                     (ii) the recalculated Fixed Rate Prepayment Amount is less than the immediately preceding Fixed Rate Prepayment Amount, Party B must upon the direction of the Manager withdraw an amount from the Eligible Account referred to in Section 17(a)(iii) and pay it to Party A within 3 Business Days of receiving notice of such recalculation so that the remaining Fixed Rate Prepayment Balance after such withdrawal equals the recalculated Fixed Rate Prepayment Amount.

              (e) (Interest): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause 8.8 of the Series Supplement.

              (f) (Utilisation): If the Fixed Rate Prepayment Balance is applied towards an amount payable by Party A in accordance with Section 2(f) Party A must within 3 Business Days make an additional prepayment in accordance with section 17(a)(iii) equal to the amount so applied.

              (g) (Repayment): If Party A regains the Prescribed Rating in respect of the Fixed Rate Swaps Party B must, upon the direction of the Manager, repay to Party A the then Fixed Rate Prepayment Balance.

       18.    Downgrading of Party A - Basis Swap

              If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of the Basis Swap, Party A must:

              (a) (30 Business Days): within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has short term credit ratings of A-1 by S&P and P-1 by Moody's and a long term credit rating of at least A- by Fitch IBCA; or

              (b) (5 Business Days): otherwise, and if sooner, within 5 Business Days of Party A ceasing to have a short term credit rating of at least A-1 by S&P or P-1 by Moody's or ceasing to have a long term credit rating of at least A- by Fitch IBCA;

              (or such greater period as is agreed to in writing by each relevant Rating Agency) (the "Posting Period"), at its cost alone and at its election:

              (c)    (Prepayment):

                     (i) on or before the last day of the Posting Period, pay to Party B as a prepayment of its obligations under the Basis Swap for the then Calculation Period, the net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period; and

                     (ii) on each of the following Distribution Dates, pay to Party B as a prepayment of its obligations under the Basis Swap for the Calculation Period commencing on each such Distribution Date, the net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period, as determined by the Manager, by depositing such net amount (if any) into

                                                                             18.

                     the Collections Account in cleared funds; or

              (d) (Other arrangements): enter into some other arrangement satisfactory to the Manager and Party B which the Rating Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

              A prepayment on the first day of any Calculation Period by Party A under Section 18(c) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap for the Calculation Period commencing on that Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(18) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
              Part 5(18) (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party B on any prepayment by Party A under this Section 18 in accordance with clause 8.8 of the Series Supplement.

       19.    Securities Repaid

              On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and 18 will cease and Party B must repay to Party A on that date any remaining prepayments made pursuant to Sections 17 and 18 and interest on such prepayments."

(15)   Transfer:  Section 7 is replaced with:

       "7.    Essential term: Transfer

       (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

       (b)    Nothing in this Section 7:

              (i) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer;

              (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

              (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); or

              (iv) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B,

              provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

       (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

                                                                             19.

(16)   Addenda

       The following addendum to the Schedule to the Master Agreement of International Swap Dealers and Derivative Association, Inc in the form of the copy attached to this Agreement is incorporated in this Agreement:

       . September 1991 Australian Addendum No. 1 (as amended in September 1992 and March 1997) - Interest Rate Caps, Collars and Floors.

(17) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18) Interest Rate Basis Cap: The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.


Executed in Sydney.

Attorney for                   Attorney for



 ...............................................................
Commonwealth Bank of Australia,         Perpetual Trustee Company Limited,
ACN 123 123 124                         ACN 000 001 007, as trustee of the
                                        Series 2000-1G Medallion Trust



Attorney for



 .........................................
Securitisation Advisory Services Pty. Limited,
ACN 064 133 946

                                                                             20.

                                  ANNEXURE 1


             FORM OF CONFIRMATION FOR BASIS SWAP - SERIES 2000-1G
                                MEDALLION TRUST

                  [Commonwealth Bank of Australia Letterhead]


[DATE]


To:  Perpetual Trustee Company Limited     Securitisation Advisory Services Pty.
     ACN 000 001 007                       Limited
     as trustee of the Series Trust        ACN 064 133 946
     Level 7                               Level 8
     39 Hunter Street                      48 Martin Place
     SYDNEY  NSW  2000                     SYDNEY  NSW  2000

Attention: Manager, Securitisation         Attention:  Manager, Securitisation
           Services

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [                   ], as amended, novitiate or
supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ACN 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:                                       [         ]

Trade Date:                                          [         ]

Effective Date:                                      [         ]

                                                                             21.

Termination Date:                       Means the earlier of:

                                        (a)  the Call Date but only if:

                                             (i)  the Issue Margins (as defined
                                                  in the Class A-1 Note
                                                  Conditions in respect of the
                                                  Class A-1 Notes) in respect of
                                                  the Class A-1 Notes and Class
                                                  A2 Notes increase as and from
                                                  the Call Date; and
                                             (ii) the weighted average Mortgage
                                                  Rate applicable to the
                                                  Mortgage Loans forming part of
                                                  the Assets of the Series Trust
                                                  which are charged interest at
                                                  a variable rate is equal to or
                                                  greater than the then
                                                  Threshold Rate.

                                        (b)  the date that all the Securities
                                             have been redeemed in full; and

                                        (c)  the Termination Date for the Series
                                             Trust,

                                        subject to the Following Business Day
                                        Convention

Notional Amount:                        With respect to each Calculation
                                        Period means the Basis Swap Amount
                                        for that Calculation Period


Floating Administered Rate
Amounts:

     Floating Administered Rate Payer:  Party B

     Floating Administered Rate Payer   Each Distribution Date
     Payment Dates:

     Floating Rate Option:              Basis Swap Administered Rate in
                                        relation to the Distribution Date

     Floating Rate Day Count Fraction:  Actual/365 (Fixed)


Floating BBSW Weighted Rate
Amounts:

     Floating BBSW Rate Payer:          Party A

     Floating BBSW Rate Payer           Each Distribution Date
     Payment Dates:

     Floating Rate Option:              Bank Bill Rate for the Accrual Period
                                        corresponding to the Calculation Period

     Spread: Weighted Margin in respect of the relevant Distribution Date plus [0.71]% per annum

     Floating Rate Day Count            Actual/365 (Fixed)
     Fraction:

                                                                             22.

Business Day:                      Sydney

Business Day Convention:           Following

Calculation Agent:                 The Manager

Other Provisions:                  For the purposes of the Agreement, the
                                   Transaction to which this Confirmation
                                   relates is the Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of                SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY                  COMMONWEALTH BANK OF
LIMITED, ACN 000 001 007,                  AUSTRALIA, ACN 123 123 124
as trustee of the Series 2000-1G
Medallion Trust


By: _____________________________          By: ________________________________
       (Authorised Officer)                        (Authorised Officer)

Name: ___________________________          Name: ______________________________

Title: __________________________          Title: _____________________________




SIGNED for and on behalf of
SECURITISATION ADVISORY
SERVICES PTY. LIMITED,
ACN 064 133 946

By: _____________________________
       (Authorised Officer)

Name: ___________________________

Title: __________________________

                                                                             23.

                                  ANNEXURE 2


          FORM OF CONFIRMATION FOR FIXED RATE SWAPS - SERIES 2000-1G
                                MEDALLION TRUST

                  [Commonwealth Bank of Australia Letterhead]


[DATE]

To:  Perpetual Trustee Company Limited     Securitisation Advisory Services Pty.
     ACN 000 001 007                       Limited
     as trustee of the Series Trust        ACN 064 133 946
     Level 7                               Level 8
     39 Hunter Street                      48 Martin Place
     SYDNEY  NSW  2000                     SYDNEY  NSW  2000

Attention: Manager, Securitisation         Attention: Manager, Securitisation
           Services


SWAP CONFIRMATION - FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [                   ], as amended, novitiate or
and supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ACN 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:                          [          ]

Trade Date:                             [          ]

Effective Date:                         [          ]

Termination Date:                       Means the earlier of:

                                        (a)  the date that all the Securities
                                             have been redeemed in full; and

                                        (b)  the Termination Date for the Series
                                             Trust,


                                        subject to the Following Business Day
                                        Convention

Notional Amount:                        With respect to each Calculation
                                        Period means the Fixed Rate Swap
                                        Amount for that Calculation Period

Fixed Amounts:

     Fixed Rate Payer:                  Party B

     Fixed Rate Payer Payment           Each Distribution Date

                                                                             24.

     Dates:

     Fixed Rate:                        The Fixed Swap Administered Rate in
                                        relation to the Distribution Date

     Fixed Rate Day Count Fraction:     Actual/365 (Fixed)

Floating Amounts:

     Floating Rate Payer:               Party A

     Floating Rate Payer Payment        Each Distribution Date
     Dates:

     Floating Rate Option:              Bank Bill Rate for the Accrual Period
                                        corresponding to the Calculation
                                        Period

     Spread:                            Weighted Margin in respect of the
                                        relevant Distribution Date plus
                                        [0.71]% per annum
     Floating Rate Day Count
     Fraction:                          Actual/365 (Fixed)

Business Day:                           Sydney

Business Day Convention:                Following

Calculation Agent:                      The Manager

Other Provisions:                       For the purposes of the Agreement,
                                        the Transaction to which this
                                        Confirmation relates is a Fixed Rate
                                        Swap


Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely


SIGNED for and on behalf of                SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY,                 COMMONWEALTH BANK OF
LIMITED, ACN 000 001 007,                  AUSTRALIA, ACN 123 123 124
as trustee of the Series 2000-1G
Medallion Trust


By: _________________________              By: __________________________
      (Authorised Officer)                        (Authorised Officer)

Name: _______________________              Name: ________________________

Title:  _____________________              Title: _______________________

                                                                             25.

SIGNED for and on behalf of
SECURITISATION ADVISORY
SERVICES PTY. LIMITED,
ACN 064 133 946


By:  ________________________________
      (Authorised Officer )

Name: _______________________________

Title: ______________________________

                                                                             26.

                                  ANNEXURE 3

       Monthly quarterly Payment Notice - Series 2000-1G Medallion Trust

To:     COMMONWEALTH BANK OF AUSTRALIA, ACN 123 123 124 ("Party A")

And To: PERPETUAL TRUSTEE COMPANY LIMITED, ACN 000 001 007 as trustee of the
        Series Trust, ("Party B")

From: SECURITISATION ADVISORY SERVICES PTY. LIMITED, ACN 064 133 946 (the "Manager")

ISDA MASTER AGREEMENT dated [         ] between Party A, Party B and the Manager
(the "Agreement")

Determination Date:

The Manager has determined and gives notice of the following:

1.  Basis Swap

    (a) Notional Amount for the current Calculation Period:

    (b) Basis Swap Administered Rate for the current Calculation Period just ended:

2.  Fixed Rate Swap

    (a) Notional Amount for the current Calculation Period:

    (b) Fixed Rate Administered Rate for the current Calculation Period just ended:

3.  Rate Set

    Bank Bill Rate for the current Calculation Period:

    Weighted Margin for the current Calculation Period:

4.  Net Break Receipts and Payments

    (a) The Net Break Receipt (if any) in respect of the Determination Date:

    (b) The Net Break Payment (if any) in respect of the Determination Date:

5.  Net Amount

    (a) Net amount due for payment by Party A on the immediately following Payment Date:

    (b) Net amount due for payment by Party B on the immediately following Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novitiate from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ACN 064 133 946


By: ___________________________________
    (Authorised Officer)

Name: _________________________________

Title:  _______________________________

                                                                             27.